SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 K Street NW, Washington, D.C. 20005

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (202) 312-9100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

A total of 38,067,729 shares, or 91.98%, of the common stock issued and outstanding as of the record date of March 25, 2015, was represented by proxy or in person at the Annual Meeting of the stockholders of FTI Consulting, Inc. (the “Company”) held on June 3, 2015 (the “Annual Meeting”). The proposals below were described in detail in the proxy statement for the Annual Meeting (the “Proxy Statement”).

The final voting results for the five proposals submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1 – Election of eight nominees as directors. Stockholders of record on March 25, 2015 elected the eight nominees as directors of the Company by a majority of the votes cast FOR and WITHHELD at the Annual Meeting, to each serve for a one-year term ending on the date of the annual meeting of stockholders in 2016 and until his or her successor is duly elected and qualified, as follows:

Name	For	Withheld	Abstain	Broker Non-Votes
				1,807,393
Brenda J. Bacon	35,224,434	836,531	199,371
Mark S. Bartlett	35,669.308	333,122	257,906
Claudio Costamagna	35,305,685	758,201	196,450
James W. Crownover	35,400,434	589,827	270,075
Vernon Ellis	35,377,684	702,550	180,102
Nicholas C. Fanandakis	35,591,635	487,111	181,590
Steven H. Gunby	35,734,160	346,278	179,898
Gerard E. Holthaus	35,172,639	800,761	286,936

Proposal No. 2 – Approve the FTI Consulting, Inc. Amended and Restated 2009 Omnibus Incentive Compensation Plan Effective as of June 3, 2015. A majority of the votes cast at the Annual Meeting by the stockholders of record on March 25, 2015 were cast FOR Proposal No. 2, and the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan (Amended and Restated Effective as of June 3, 2015) was approved, as follows:

For	Against	Abstain	Broker Non-Votes
			1,807,393
33,564,302	2,655,747	40,287

Proposal No. 3 – Approve the performance goals under the FTI Consulting, Inc. Amended and Restated 2009 Omnibus Incentive Compensation Plan Effective as of June 3, 2015. A majority of the votes cast at the Annual Meeting by the stockholders of record on March 25, 2015 were cast FOR Proposal No. 3, and the performance goals under the FTI Consulting, Inc. 2009 Omnibus Incentive Compensation Plan (Amended and Restated Effective as of June 3, 2015) were approved, as follows:

For	Against	Abstain	Broker Non-Votes
			1,807,393
35,011,741	1,207,972	40,623

Proposal No. 4 – Ratify the appointment of KPMG LLP as FTI Consulting, Inc.’s independent registered public accounting firm for the year ending December 31, 2015. A majority of votes cast at the meeting have ratified the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2015, as follows:

For	Against	Abstain
37,858,851	196,001	12,877

Proposal No. 5 – Approve, in an advisory (non-binding) vote, the compensation of the named executive officers as described in the Proxy Statement. The proposal to approve, in an advisory (non-binding) vote, the compensation of the named executive officers as described in the Proxy Statement, was approved with 70.62% of the shares cast at the Annual Meeting voting FOR Proposal No. 5, and 29.26% of the shares cast at the Annual Meeting voting AGAINST Proposal No. 5, as follows:

For	Against	Abstain	Broker Non-Votes
			1,807,393
25,607,165	10,611,434	41,737

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI Consulting, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: June 5, 2015	By:	/S / DAVID M. JOHNSON
David M. Johnson
Chief Financial Officer

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